UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): Updated 11/5/09

APOGEE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 5, 2009, Apogee Technology, Inc.’s Board of Directors approved transactions for receipt of $265,500 in proceeds from the sale of five promissory notes.  Mr. Herbert M. Stein loaned the company $42,500 pursuant to the promissory note attached hereto, Ms. Erica J. Stein loaned the company $60,000 pursuant to the promissory note attached hereto, Mr. David Spiegel loaned the company $103,000 pursuant to the promissory note attached hereto, Mr. Leo Spiegel loaned the company $10,000 pursuant to the promissory note attached hereto, TYJO Corporation Money Purchase Pension Plan loaned the company $50,000 pursuant to the promissory note attached hereto.  The promissory notes bear simple interest of 8% per year and are to be repaid in cash after 180 days.

The promissory notes are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Associated with the promissory notes discussed above are warrants.  The warrants are a three (3) year warrants with a strike price of $1.  The warrants represent 4,250, 15,000, 10,300, 1,000, and 20,000 for Mr. Herbert M. Stein, for Erica J. Stein, for Mr. David Spiegel, Mr. Leo Spiegel, and for TYJO Corporation Money Purchase Pension Plan respectively, as added consideration for the Note.  These warrants, and the warrants previously issued to Mr. Herbert M. Stein, Ms. Erica J. Stein, Mr. David Spiegel, Mr. Leo Spiegel, and TYJO Corporation Money Purchase Pension Plan pursuant to earlier promissory notes, have been documented using the form of warrant, Exhibit 99.6, attached.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Promissory Note dated as of November 5, 2009 by and between Apogee Technology, Inc. and Mr. Herbert M. Stein
99.2	Promissory Note dated as of November 5, 2009 by and between Apogee Technology, Inc. and Ms. Erica J. Stein
99.3	Promissory Note dated as of November 5, 2009 by and between Apogee Technology, Inc. and Mr. David Spiegel
99.4	Promissory Note dated as of November 5, 2009 by and between Apogee Technology, Inc. and Mr. Leo Spiegel
99.5	Promissory Note dated as of November 5, 2009 by and between Apogee Technology, Inc. and TYJO Corporation Money Purchase Pension Plan
99.6	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: November 12, 2009	By:	/s/ Herbert M. Stein
Herbert M. Stein
President, Chief Executive Officer and Chairman of the Board

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